Exhibit 10.43
REAFFIRMATION OF SECURITY AGREEMENTS
This REAFFIRMATION OF SECURITY AGREEMENTS, dated as of July 26, 2007 (this “Security Reaffirmation Agreement”), is by and among Rio Vista Energy Partners L.P., a Delaware limited partnership (the “Borrower” and a “Grantor”), Penn Octane Corporation, a Delaware corporation (“POC” and a “Grantor”) and Rio Vista Operating Partnership L.P., a Delaware limited partnership (“RVOP”, a “Grantor” and together with the Borrower and POC, the “Grantors”) and RZB Finance LLC (the “Lender”).
RECITALS
WHEREAS, the Borrower has entered into a Loan Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan Agreement) between the Borrower and the Lender;
WHEREAS, as a condition precedent to the effectiveness of the Loan Agreement, each of POC and RVOP has executed and delivered to the Lender a Guaranty and Agreement dated as of July 26, 2007 (as each may be amended, supplemented or otherwise modified from time to time, each individually, a “Guarantee” and collectively, the “Guarantees”);
WHEREAS, the Borrower, POC and RVOP have heretofore executed and delivered to the Lender General Security Agreements dated September 15, 2004, February 13, 2002 and September 15, 2004, respectively (as they may be amended, supplemented or otherwise modified from time to time, each individually, a “Security Agreement” and collectively, the “Security Agreements”); and
WHEREAS, the Grantors wish to reaffirm that the provisions of the Security Agreements shall remain in full force and effect and to confirm that the liens granted thereunder secure (i) in the case of the Borrower’s Security Agreement, the Obligations, (ii) in the case of POC’s Security Agreement, the obligations of POC under its Guarantee and (iii) in the case of RVOP’s Security Agreement, the obligations of RVOP under its Guarantee.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. The Borrower hereby (i) reaffirms its Security Agreement and all of its obligations thereunder, (ii) certifies that the Liens granted thereunder are continuing and in full force and effect, and (iii) confirms that the Liens granted thereunder secure the Obligations in addition to all other Obligations (as defined in the Borrower’s Security Agreement).

2. POC hereby (i) reaffirms its Security Agreement and all of its obligations thereunder, (ii) certifies that the Liens granted thereunder are continuing and in full force and effect, and (iii) confirms that the Liens granted thereunder secure its obligations under its Guarantee in addition to all other Obligations (as defined in POC’s Security Agreement).
3. RVOP hereby (i) reaffirms its Security Agreement and all of its obligations thereunder, (ii) certifies that the Liens granted thereunder are continuing and in full force and effect, and (iii) confirms that the Liens granted thereunder secure its obligations under its Guarantee in addition to all other Obligations (as defined in RVOP’s Security Agreement).
4. Each of the Grantors acknowledges that this Security Reaffirmation Agreement is a Loan Document.
5. This Security Reaffirmation Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6. THIS SECURITY REAFFIRMATION AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
7. This Security Reaffirmation Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Security Reaffirmation Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Security Reaffirmation Agreement by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

IN WITNESS WHEREOF, the parties have caused this Security Reaffirmation Agreement to be duly executed and delivered the day and year first above written.

GRANTORS RIO VISTA ENERGY PARTNERS L.P. By: Rio Vista GP LLC, its General Partner
By:	/s/ Ian Bothwell
	Name:	Ian Bothwell
	Title:	Acting Chief Executive Officer

PENN OCTANE CORPORATION
By:	/s/ Ian Bothwell
	Name:	Ian Bothwell
	Title:	Acting Chief Executive Officer

RIO VISTA OPERATING PARTNERSHIP L.P. By: Rio Vista Operating GP LLC, its General Partner
By:	/s/ Ian Bothwell
	Name:	Ian Bothwell
	Title:	Acting Chief Executive Officer

ACKNOWLEDGED RZB FINANCE LLC
By:	/s/ Nancy Remini
	Name:	Nancy Remini
	Title:	Vice President

By:	/s/ Pearl Geffers
	Name:	Pearl Geffers
	Title:	First Vice President